Thrivent Series Fund, Inc.

Supplement to the Prospectus

dated April 30, 2015

with respect to

Thrivent Growth and Income Plus Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Partner Worldwide Allocation Portfolio

The prospectus of the Thrivent Series Fund, Inc. is hereby amended as follows.

1.	John T. Groton, Jr., CFA replaces Darren M. Bagwell, CFA as a portfolio manager for Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio, and Thrivent Diversified Income Plus Portfolio. Mr. Groten has been with Thrivent Financial since 2007 and currently is the Director of Equity Research.

2.	David C. Francis, CFA is removed as a portfolio manager of Thrivent Large Cap Growth Portfolio and Thrivent Large Cap Stock Portfolio and Darren M. Bagwell, CFA replaces Mr. Francis as a portfolio manager for Thrivent Large Cap Stock Portfolio. Mr. Bagwell continues as a portfolio manager for Thrivent Large Cap Growth Portfolio. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager.

3.	All references to Mercator Asset Management, LP as a sub-adviser to Thrivent Partner Worldwide Allocation Portfolio are removed. Thrivent Asset Management, LLC now manages the international large-cap value assets of the Portfolio. Noah J. Monsen, CFA and Brian W. Bomgren, CQF serve as portfolio managers for the international large-cap value assets. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager.

4.	In each prospectus, Ron Hua is removed as a portfolio manager for Thrivent Partner Worldwide Allocation Portfolio.

The date of this Supplement is March 7, 2016.

Please include this Supplement with your Prospectus.

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